UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 21, 2018
____________________________________________________

Splunk Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35498	86-1106510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Brannan Street
San Francisco, California 94107
(Address of principal executive offices, including zip code)

(415) 848-8400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ß230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ß240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

Effective February 1, 2018, Splunk Inc. (the "Company") adopted the Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers ("Topic 606"), using the full retrospective method. The Company is furnishing this Form 8-K under Regulation FD to present the Company’s previously reported quarterly financial information for fiscal year 2018 on a basis consistent with Topic 606.

Financial Information
Refer to Exhibit 99.1 for the previously reported quarterly financial information for fiscal year 2018 as adjusted on a basis consistent with Topic 606. The condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes included in the Annual Report on Form 10-K for the fiscal year ended January 31, 2018, filed with the SEC on March 30, 2018 and the condensed consolidated financial statements and notes, in particular Note 1, Description of the Business and Significant Accounting Policies, and the risk factors contained in Part II, Section 1A of our Quarterly Report on Form 10-Q for the fiscal quarter ended April 31, 2018, filed with the SEC on June 8, 2018.

The information contained herein and in the accompanying exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

99.1	Splunk Inc.’s Quarterly Financial Information for Fiscal Year 2018 Adjusted for Topic 606.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPLUNK INC.

By:	/s/ David F. Conte
David F. Conte
Senior Vice President and Chief Financial Officer

Date:  August 21, 2018

EXHIBIT INDEX

Exhibit Number	Description

99.1	Splunk Inc.'s Quarterly Financial Information for Fiscal Year 2018 Adjusted for Topic 606.

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